UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2023

TRULEUM, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14143 Denver West Blvd Ste. 100, Golden CO	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-819-0604

Alpha Energy, Inc.
Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act. None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2023, Truleum, Inc. (formerly known as Alpha Energy, Inc.)(the “Company”) elected four continuing directors for a term of one-year or until their successor has been duly elected and qualified. Each of Robert Flynn, Lacie Kellogg, Mark A. Timm and Isaac Dietrich was elected to the Company’s Board of Directors (“Board”) by written consent of the majority stockholder of the Company. Richard Nummi, our prior director, elected not to stand for re-appointment to the Board of Directors. Each director will continue to serve on the committees to which previously appointed.

Each of Mr. Flynn, Mr. Timm and Mr. Dietrich are deemed “independent” as such term is defined by Rule 803 of the NYSE American Company Guide (“Rule 803”). There are no family relationship between the directors and any of our other officers and directors.

The Company has adopted a revised Board of Directors compensation plan providing for awards to be made under the Plan and intended to replace the current director compensation plan which had provided for monthly grants to non-employee directors of 4,000 shares of restricted Common Stock per month. Under the new plan, each director shall receive compensation for their service on the Board and receive reimbursements for certain expenses in accordance with the Company’s reimbursement policy.

Until the Company’s Common Stock is listed on a national securities exchange, each non-employee director shall receive options to purchase shares of Common Stock valued at $150,000 by the Black-Scholes pricing model on an annual basis, payable quarterly, with an exercise price equal to the closing price of the Company’s common stock on the last business day of the quarter. The Chairman of each of the Audit, Compensation, and Nomination and Corporate Governance Committees shall receive additional options to purchase shares of the Company’s Common Stock valued at $18,000, $18,000, and $10,000, respectively, by the Black-Scholes pricing model annually, payable quarterly, with an exercise price equal to the closing price of the Company’s common stock on the last business day of the quarter.  Upon the Company’s Common Stock being listed on a national exchange, each non-employee director shall receive (i) cash compensation of $70,000 annually, payable quarterly, in addition to (ii) options to purchase shares of the Company’s Common Stock valued at $80,000 by the Black-Scholes pricing model on an annual basis, payable quarterly, with an exercise price equal to the closing price of the Company’s Common Stock on the last business day of the quarter. The Chairman of each of the Audit, Compensation and Management Development, and Nomination and Corporate Governance Committees shall receive additional cash compensation of $18,000, $18,000, and $10,000, respectively, on an annual basis payable quarterly.  The awards will be issued under and subject to the Plan and have a term of ten years.

Each director is required to attend every meeting of the Company’s Board and the respective Board committees on which they serve. If a director is not able to attend a meeting, their quarterly compensation amounts shall be adjusted pro-rata based on the number of meetings attended divided by the total meetings held.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 25, 2023, AEI Acquisition Company, LLC (“AEI”), the beneficial owner of 15,880,201 shares of our common stock, par value $0.001 per share (the “Common Stock”) constituting approximately 73% of the issued and outstanding shares of voting capital stock in the Company, executed a written consent in accordance with the By-laws of the Company and Colorado law and approved the following proposals:

1.
To elect four directors to serve until the 2024 Annual Meeting of Shareholders of the Corporation, or until their successors are duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal as follows:

Robert J. Flynn, Jr.
Lacie Kellogg
Mark A. Timm
Isaac Dietrich

2.
To approve the change of the Company’s name to Truleum, Inc. and all amendments to the Articles of Incorporation required to be made with the Secretary of State of Colorado and elsewhere to effect such name change.

3.	The ratification of the appointment of BF Borgers, CPA, PC as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2023.

The actions will be effective May 22, 2023, in accordance with SEC rules, approximately 20 days following mailing of the Company’s Information Statement on Schedule 14C to stockholders.

Section 7 – Regulation FD

Item 7.01	Regulation FD disclosure

On April 27, 2023, the Company issued a press release announcing its results for the fiscal year ended December 31, 2022 and other significant Company milestones. A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1 99.1 104	Amended Articles of Incorporation dated as of April 27, 2023 Press Release dated April 27, 2023 Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truleum, Inc.

April 28, 2023	By:	/s/ Jay Leaver
	Name:	Jay Leaver
	Title:	President